UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 17, 2010

Stillwater Mining Company
(Exact name of registrant as specified in its charter)

Delaware	001-13053	81-0480654
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1321 Discovery Drive
Billings, Montana 59102

(Address of principal executive offices)

Registrant’s telephone number, including area code:  (406) 373-8700

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On December 17, 2010, Stillwater Mining Company (“Stillwater”) entered into a Palladium Sales Agreement (the “Agreement”) with General Motors LLC ("GM”), setting forth the terms by which Stillwater will sell and deliver palladium to GM for the years 2011-2013. Pursuant to the Agreement, which will become effective on January 1, 2011, Stillwater will sell to GM contractually determined fixed quantities of Palladium in each of the years 2011, 2012 and 2013 for a price to be calculated based on the London PM Fix Monthly Average for Palladium at the time of each sale.

Stillwater intends to submit a confidential treatment request for certain of the terms of the Agreement, including but not limited to the financial terms contained therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STILLWATER MINING COMPANY

By: /s/ John. R. Stark
John R. Stark
Executive Vice President

Date: December 22, 2010